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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 29, 1997



                           HALTER MARINE GROUP, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE               1-12159                   75-2656828
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)



     13085 INDUSTRIAL SEAWAY ROAD,
         GULFPORT, MISSISSIPPI                                   39503
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: 601/896-0029
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ITEM 5.   OTHER EVENTS

          On September 29, 1997, Halter Marine Group, Inc. ("Halter") issued a press release (the "Press Release") announcing that its Board of Directors had declared a three-for-two stock split in the form of a stock dividend. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          Exhibit 99.10 - Press release of Registrant dated September 29, 1997


                                      -2-
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALTER MARINE GROUP, INC.



Date: September 30, 1997                By:   /s/ Rick S. Rees
                                           -------------------------------------
                                           Rick S. Rees
                                           Executive Vice President